UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 25, 2012
Date of Report (Date of earliest event reported)

NATURALLY ADVANCED TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

British Columbia	000-50367	98-0359306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 - 4420 Chatterton Way, Victoria, BC	V8X 5J2
(Address of principal executive offices)	(Zip Code)

(250) 658-8582
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective May 25, 2012, the board of directors of Naturally Advanced Technologies Inc. (the "Company") accepted the resignation of Mr. Scott Staff from the Company's board of directors. The board of directors thanks Mr. Staff for his service to the Company.

As a result, the Company's current executive officers and directors are as follows:
Name	Position
Kenneth Barker	Chief Executive Officer & Director
Jason Finnis	President, Chief Innovation Officer & Director
Larisa Harrison	Chief Administration Officer, Secretary, Treasurer & Director
Guy Prevost	Chief Financial Officer & Director
Thomas C. Robinson	Chief Operating Officer
Jay Nalbach	Chief Marketing Officer
Robert Edmunds	Director
Miljenko Horvat	Director
Jeremy Jones	Director
Peter Moore	Director

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURALLY ADVANCED TECHNOLOGIES INC.
Date: June 1, 2012	"Larisa Harrison" Name: Larisa Harrison Title: Chief Administration Officer, Secretary, Treasurer & Director

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